UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2016

LANDEC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-27446	94-3025618
(Commission file number)	(IRS Employer Identification No.)

3603 Haven Avenue, Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)

(650) 306-1650

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)     On May 25, 2016, Nicholas Tompkins advised Landec Corporation (the “Registrant”) that he would be retiring from the Board of Directors of the Registrant as of the Registrant’s 2016 annual meeting of stockholders.

(e)     On May 25, 2016, the Board of Directors of the Registrant approved the grant of an option to purchase 15,000 shares of common stock and 5,000 restricted stock units to Larry Hiebert, the President of Lifecore Biomedical, Inc., a subsidiary of the Registrant. The stock option vests monthly over three years. The restricted stock units will vest on the third anniversary of the grant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2016

LANDEC CORPORATION

By:	/s/ Gregory S. Skinner
Gregory S. Skinner
Vice President of Finance and Administration and Chief Financial Officer